UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 23, 2019

Kadmon Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37841	27-3576929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 East 29th Street New York, NY		10016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 308-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Election of Directors

On January 23, 2019, Kadmon Holdings, Inc. (the "Company") announced the appointment of Cynthia Schwalm to its Board of Directors (the "Board"). Ms. Schwalm has extensive pharmaceutical industry experience, having held management roles at Johnson & Johnson, Amgen and Eisai, and most recently served as President and CEO of Ipsen North America. Ms. Schwalm has been appointed to serve for a term expiring at the Company's 2019 Annual Meeting of Stockholders and until her successor has been elected and qualified, or until her earlier resignation or removal.

Consistent with the Company's non-executive director compensation policy, Ms. Schwalm will receive an annual retainer of $40,000 per annum, which will be prorated from the date of Ms. Schwalm’s appointment to the Board. In addition, Ms. Schwalm has been granted an option to purchase 64,935 shares of the Company's common stock at an exercise price of $2.27 per share, the closing market price of the Company’s common stock on the date of grant, which shall vest in equal annual installments over three years.

There are no arrangements or understandings between Ms. Schwalm and any other person pursuant to which Ms. Schwalm was selected as a director, and there are no transactions in which the Company is a party and in which Ms. Schwalm has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure

On January 23, 2019, the Company issued a press release announcing Ms. Schwalm's appointment to the Board.

The information in this Item 7.01, including Exhibit 99.1 hereto, is being "furnished" and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of Section 18 of the Exchange Act. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated January 23, 2019, issued by Kadmon Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kadmon Holdings, Inc.

Date: January 23, 2019	/s/ Harlan W. Waksal
Harlan W. Waksal
President and Chief Executive Officer